                                     CENTURY
                                     SHARES
                                      TRUST

                               SEMI-ANNUAL REPORT
                                 JUNE 30, 1999

DEAR FELLOW SHAREHOLDERS:

The first half of the year ended on a more positive note than it began. Concerns about inflation and foreign financial market stability diminished somewhat and the conflict in Kosovo now appears resolved. Stock prices rose through the Federal Reserve's announced interest rate increase in June, buoyed by Chairman Greenspan's more positive perspectives on worker productivity and economic growth.

Investor bias toward the largest capitalized companies, however, remained the most noteworthy trend affecting relative stock performances, as reflected by the "tiered" returns and price multiples of the companies included in the S&P 500 index, often used as a measure of the stock market as a whole.

As an example, the total value of the 25 largest companies within the S&P 500 grew 15.8% during the first half of the year. By comparison, the smallest 250 companies (bottom half) of the index grew a relatively modest 5.2%. Because the index is calculated based upon individual company market values, the impact these 25 largest stocks have on the S&P 500's overall performance is four times greater than that of fully half of the stocks in the index.

From a valuation standpoint, the 25 largest companies sold at 33.8 times 1999 earnings estimates as of June 30 -- almost twice the price-to-earnings ratio of the smallest 250 companies, and adding 3.0 points to the price-to-earnings ratio of the index.

                                 MEDIAN        % OF        GROWTH
AS OF 6/30/99     % TOTAL        MARKET       INDEX       IN VALUE      1999E
S&P 500 STOCKS     STOCKS       VAL.($B)      VALUE       (6 MOS.)       P/E
--------------   -----------  ------------  ----------  ------------     ---
Top 25                  5%        $146.6       38.6%         15.8%       33.8
Top 250                50           20.1       90.4          12.5        28.2
Bottom 250             50            4.2        9.6           5.2        19.0
               -----------  ------------  ----------  ------------  ---------
                      100%        $  8.4      100.0%         11.7%       27.0

Though the outlook for the economy should bode well for corporate earnings going forward, it falls short of explaining these marked differences in growth and valuations. We see uncertainty among global investors and a preference for the relative security and liquidity of large US dollar-based assets as key factors affecting the valuation gap. Over time, these effects should work their way out of the system, having a more favorable impact on relative valuations.

YOUR PORTFOLIO OF COMPANIES
The Trust's portfolio produced a +1.8% return for the first half of the year.

As long-term shareholders know, our philosophy is to own shares of the best companies - industry leaders whose managements consistently turn in superior absolute and relative operating results. This long-term investment strategy focuses on a company-by-company analysis of the fundamental drivers of profitability, earnings and dividend growth. We seek to add value in the investing process by applying our in-depth research and industry knowledge in selecting companies with the most attractive growth prospects relative to their inherent risks and to the broader market.

From both an historical and prospective basis, the Trust's portfolio boasts more attractive measures of growth and value creation than the S&P 500 index; portfolio companies achieved a five-year weighted annual compounded growth in book value plus dividends of 19.4%, compared to 14.8% for the S&P; earnings estimates for 2000 reflect an 11.3% increase for our companies versus 8.5% for the S&P 500. Currently, our portfolio is selling at approximately 17.3 times this year's estimated earnings, which represents a 46% discount to the market's
31.8 times - one of the largest discounts in the 72-year history of the Trust.

On the whole, we view the market as exhibiting a favorable long-term risk/ reward tradeoff for Trust shareholders, with stock values expected to benefit from several macro trends that include the following:

                       FASTER GROWTH AT A LARGE DISCOUNT
--------------------------------------------------------------------------------
                                             Century           S&P
                                           Shares Trust        500
                                           ------------        ---
Past 5 yr annualized growth of
  book value plus dividends (%)               19.4%            14.8%
Estimated earnings growth, 2000
  vs. 1999 (%)                                11.3%             8.5%
Price to earnings ratio (1999E)               17.3%            31.8%

o Information technology: insurance and banking are extremely data intensive industries, making them significant and "tangible" future beneficiaries of current innovations in technology and communications that are key drivers to valuations at the top end of the market.

o Secular growth: the fundamentals driving growth within the portfolio include some of the largest demographic and economic forces, such as increased longevity, financial services integration, and a global demand for financial systems reform across most major economies.

Looking forward, it now appears likely that Congress will pass comprehensive bank reform legislation that will effectively repeal existing Glass Steagall restrictions. During the past twelve months, we have seen several preemptive mergers (e.g. Citigroup), as well as a number of acquisitions of financial companies by large foreign buyers.

We expect the pace of acquisitions and consolidation to accelerate over the next twelve months. We believe our portfolio is uniquely positioned with one of the highest concentrations of potential buyers and sellers in such an environment.

                        RELATIVE PRICE-TO-EARNINGS RATIO
                                 CST VS S&P 500

                            1979           71.6%
                            1980           61.1%
                            1981           81.4%
                            1982           77.3%
                            1983           80.8%
                            1984          125.4%
                            1985          120.3%
                            1986           68.8%
                            1987           63.7%
                            1988           72.7%
                            1989           82.8%
                            1990           63.2%
                            1991           50.0%
                            1992           68.0%
                            1993           62.3%
                            1994           75.6%
                            1995           78.0%
                            1996           78.4%
                            1997           81.1%
                            1998           66.2%
                            1999           54.4%

In such times of dramatic change, we believe our long-term strategy of investing in sustainable leading "franchise" companies will continue to reward our investors. Though near-term market conditions can deteriorate before they improve, the value of our portfolio companies should reflect their underlying growth and market potential over time.

We hope you will visit our new website (www.centurycap.com) later this summer to learn more about our investment strategy and to receive updates on the Trust's portfolio or, if you prefer, call, write, or e-mail us at mail@centurycap.com.

                                              Respectfully submitted,

                                          /s/ Allan W. Fulkerson

                                              Allan W. Fulkerson
                                              Chairman

Boston, Massachusetts                                           August 1, 1999

PORTFOLIO OF INVESTMENTS -- JUNE 30, 1999
COMMON STOCKS: INSURANCE COMPANIES -- 91.6%

     SHARES                                                          VALUE
     ------                                                          -----

    200,000      AFLAC Inc. ..................................    $  9,575,000
    198,000      The Allstate Corp. ..........................       7,103,250
    190,000      American General Corp. ......................      14,321,250
    450,000      American Heritage Life Investment Corp. .....      11,025,000
    220,000      American International Group, Inc. ..........      25,753,750
    585,000      AON Corp. ...................................      24,131,250
        325      Berkshire Hathaway Inc. CL A ................      22,392,500
    265,000      The Chubb Corp. .............................      18,417,500
    710,000      Cincinnati Financial Corp. ..................      26,669,375
     85,000      HCC Insurance Holdings, Inc. ................       1,928,438
    100,000      HSB Group, Inc. .............................       4,118,750
    160,000      Horace Mann Educators Corp. .................       4,350,000
    220,000      Marsh & McLennan Companies, Inc. ............      16,610,000
    380,000      MBIA, Inc. ..................................      24,605,000
    360,000      Mercury General Corp. .......................      12,240,000
    285,000      Ohio Casualty Corp. .........................      10,295,625
    230,000      The Progressive Corp. .......................      33,350,000
    300,000      Protective Life Corp. .......................       9,900,000
    230,000      Provident Companies, Inc. ...................       9,200,000
    217,000      RenaissanceRe Holdings ......................       8,029,000
    294,500      SAFECO Corp. ................................      12,994,812
    400,000      St. Paul Companies, Inc. ....................      12,725,000
    525,000      Torchmark Corp. .............................      17,915,625
    210,000      UNUM Corp. ..................................      11,497,500
     60,000      United Healthcare Corp. .....................       3,757,500
     29,872      Waddell & Reed Financial, Inc. CL A .........         819,613
    128,572      Waddell & Reed Financial, Inc. CL B .........       3,471,444
                                                                  ------------
                                                                   357,197,182
                                                                  ------------
COMMON STOCKS: BANKING INSTITUTIONS -- 8.2%
   110,000      Bank One Corp. ...............................       6,551,875
   100,000      J.P. Morgan & Co., Inc. ......................      14,050,000
   130,000      Wachovia Corp. ...............................      11,123,125
                                                                  ------------
                                                                    31,725,000
                                                                  ------------
TOTAL INVESTMENTS IN COMMON STOCKS -- 99.8%
  (Identified cost, $107,493,744) ............................     388,922,182
                                                                  ------------

CASH EQUIVALENTS -- 0.2%

   877,000      State Street Bank and Trust Eurodollar
                  Time Deposit, at cost approximating value,
                  maturity 7/1/99 ............................         877,000
                                                                  ------------
TOTAL INVESTMENTS -- 100% (Identified cost, $108,370,744) ....    $389,799,182
                                                                  ============

                       See notes to financial statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES -- June 30, 1999
--------------------------------------------------------------------------------------------------
ASSETS:
Investments, at value (Note 1A) (Identified cost, $108,370,744) ..............      $389,799,182
Dividends and interest receivable ............................................           570,112
Receivable for Trust shares sold .............................................             8,290
                                                                                    ------------
        Total assets .........................................................       390,377,584
LIABILITIES:
Payable for Trust shares repurchased .........................      $  277,229
Accrued investment adviser fee (Note 5) ......................         215,160
Accrued expenses and other liabilities .......................         102,544
                                                                    ----------
        Total liabilities ....................................................           594,933
                                                                                    ------------
NET ASSETS (Note 3) ..........................................................      $389,782,651
                                                                                    ============
Per share net asset value, offering price and redemption price
  ($389,782,651 /  8,611,785 shares of $1.00 par value capital
  stock outstanding) (Note 2) ................................................       $45.26
                                                                                     ======


STATEMENT OF OPERATIONS -- Six Months Ended June 30, 1999
------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
    Dividends .................................................................     $  3,239,740
    Interest ..................................................................           31,566
                                                                                    ------------
        Total income ..........................................................        3,271,306
  Expenses:
    Investment adviser fee (Note 5) ...........................      $1,292,389
    Non-interested trustees' remuneration .....................          48,000
    Transfer agent ............................................         114,311
    Custodian .................................................          27,387
    Insurance .................................................           9,819
    Professional fees .........................................          44,369
    Registration costs ........................................          31,572
    Printing and other ........................................          21,923
                                                                     ----------
        Total expenses ........................................................        1,589,770
                                                                                    ------------
            Net investment income .............................................        1,681,536
                                                                                    ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain from investment transactions ..............................       26,464,425
  Decrease in net unrealized appreciation on investments ......................      (21,741,204)
                                                                                    ------------
            Net realized and unrealized gain on investments ...................        4,723,221
                                                                                    ------------
Net increase in net assets resulting from operations ..........................     $  6,404,757
                                                                                    ============

                       See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------
                                                           SIX MONTHS ENDED       YEAR ENDED
                                                            JUNE 30, 1999     DECEMBER 31, 1998
                                                            -------------     -----------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income ................................       $  1,681,536        $  3,681,227
  Net realized gain on investment transactions .........         26,464,425          24,282,825
  Decrease in net unrealized appreciation of investments        (21,741,204)           (176,974)
                                                               ------------        ------------
    Net increase in net assets resulting from operations          6,404,757          27,787,078
                                                               ------------        ------------
Net equalization (Note 1C) .............................            (30,071)            (41,282)
                                                               ------------        ------------
Distributions to shareholders from:
  Net investment income ................................         (1,681,536)         (3,609,921)
  In excess of net investment income ...................            (41,953)                --
  Realized gain from investment transactions ...........                --          (24,160,837)
Trust share transactions -- net (Note 2) ...............        (29,997,481)            578,375
                                                               ------------        ------------
      Total increase (decrease) ........................        (25,346,284)            553,413
NET ASSETS:
  At beginning of period ...............................        415,128,935         414,575,522
                                                               ------------        ------------
  At end of period (including accumulated distributions
    in excess of net investment income of $383,458 and
    $311,434, respectively) ............................       $389,782,651        $415,128,935
                                                               ============        ============

FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------------------------------
                                                    SIX MONTHS ENDED
                                                         JUNE 30,                    YEAR ENDED DECEMBER 31,
                                                  -------------------   ----------------------------------------------------
                                                    1999       1998       1998       1997       1996       1995       1994
                                                  --------   --------   --------   --------   --------   --------   --------
NET ASSET VALUE, beginning of period ..........   $  44.66   $  44.66   $  44.66   $  31.30   $  28.07   $  21.77   $  24.04
                                                  --------   --------   --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .......................   $   0.19   $   0.20   $   0.41   $   0.39   $   0.46   $   0.41   $   0.44
  Net realized and unrealized gain
    (loss) on investments .....................       0.61       4.98       2.71      15.25       4.34       7.22      (1.38)
                                                  --------   --------   --------   --------   --------   --------   --------
      Total income (loss)from
        investment operations .................   $   0.80   $   5.18   $   3.12   $  15.64   $   4.80   $   7.63   $  (0.94)
                                                  --------   --------   --------   --------   --------   --------   --------
LESS DISTRIBUTIONS FROM:
  Net investment income .......................   $  (0.20)  $  (0.20)  $  (0.40)  $  (0.38)  $  (0.46)  $  (0.41)  $  (0.45)
  Net realized gain on investment
    transactions ..............................       --         --        (2.72)     (1.90)     (1.11)     (0.92)     (0.88)
                                                  --------   --------   --------   --------   --------   --------   --------
      Total distributions .....................   $  (0.20)  $  (0.20)  $  (3.12)  $  (2.28)  $  (1.57)  $  (1.33)  $  (1.33)
                                                  --------   --------   --------   --------   --------   --------   --------
NET ASSET VALUE, end of period ................   $  45.26   $  49.64   $  44.66   $  44.66   $  31.30   $  28.07   $  21.77
                                                  ========   ========   ========   ========   ========   ========   ========
TOTAL RETURN ..................................        1.8%      11.6%       7.0%      50.1%      17.2%      35.2%      (3.9)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted) .......   $389,783   $462,935   $415,129   $414,576   $270,781   $267,181   $205,904
  Ratio of expenses to average net assets .....       0.81%*     0.79%*     0.78%      0.82%      0.87%      0.94%      1.01%
  Ratio of net investment income to
    average net assets ........................       0.86%*     0.86%*     0.88%      1.04%      1.58%      1.60%      1.93%
PORTFOLIO TURNOVER RATE .......................          4%         1%         6%         6%         3%         5%         2%

* Annualized

                       See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) SIGNIFICANT ACCOUNTING POLICIES -- The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of financial statements. The policies are in conformity with generally accepted accounting principles.

A. Investment Security Valuations -- Securities listed on national securities exchanges are valued at closing prices. Unlisted securities or listed securities for which closing prices are not available are valued at the latest bid prices. Short-term obligations, maturing in 60 days or less, are valued at amortized cost, which approximates value.

B. Federal Taxes -- It is the Trust's policy to comply with the provisions of the Internal Revenue Code applicable to investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for Federal income or excise tax is necessary.

C. Equalization -- The Trust follows the accounting practice known as equalization by which a portion of the proceeds from sales and costs of repurchases of Trust shares equivalent, on a per share basis, to the amount of undistributed net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or repurchases of Trust shares.

D. Other -- Investment security transactions are accounted for on the date the securities are purchased or sold. Gain or loss on sales is determined on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Shares issuable to shareholders electing to receive income dividends and capital gain distributions in shares are recorded on the ex-dividend date.

E. Use of Estimates -- The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from those estimates.

(2) TRUST SHARES -- At June 30, 1999, 8,611,785 shares were outstanding. The number of authorized shares of $1.00 par value is unlimited. Transactions in Trust shares were as follows:

                           SIX MONTHS ENDED                YEAR ENDED
                             JUNE 30, 1999              DECEMBER 31, 1998
                       -------------------------    -------------------------
                         SHARES         AMOUNT        SHARES         AMOUNT
                         ------         ------        ------         ------

Sold ...............     598,549    $ 25,977,058    1,893,592    $ 88,413,021
Issued to shareholders
 in reinvestment of
  distributions from:
    Net investment
      income .......      26,416       1,191,861       53,174       2,523,968
    Realized gain on
      investment
      transactions .      --             --           420,247      18,742,997
                       ---------    ------------    ---------    ------------
                         624,965      27,168,919    2,367,013     109,679,986
Repurchased ........  (1,308,553)    (57,166,400)  (2,354,844)   (109,101,611)
                       ---------    ------------    ---------    ------------
        Net increase
         (decrease)     (683,588)   $(29,997,481)      12,169    $    578,375
                       =========    ============    =========    ============


(3) SOURCES OF NET ASSETS -- At June 30, 1999, net assets consisted of:

  Capital paid-in ..........................................     $ 82,361,486
  Accumulated distributions in excess of net investment income       (383,458)
  Accumulated undistributed net realized gain on investment
      transactions .........................................       26,376,185
  Unrealized appreciation in value of investments ..........      281,428,438
                                                                 ------------
           Net assets applicable to outstanding capital stock    $389,782,651
                                                                 ============

(4) INVESTMENT SECURITY TRANSACTIONS -- Other than U.S. Government obligations and certificates of deposit, purchases and sales of investment securities aggregated $14,002,008 and $41,591,188, respectively, during the six months ended June 30, 1999. At June 30, 1999, the cost of investments for federal tax purposes was $108,370,744. Net unrealized appreciation for all securities at that date was $281,428,438. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $282,631,351 and aggregate gross unrealized depreciation for all securities in which there was an excess tax cost over market value of $1,202,913.

(5) INVESTMENT ADVISER FEE -- The investment adviser fee is earned by Century Capital Management, Inc. ("CCM"), as compensation for providing investment advisory, management and administrative services to the Trust. CCM receives a monthly fee equal on an annualized basis of 0.7% of the first $250 million and 0.6% of the amounts exceeding $250 million of the Trust's net asset value. For the six months ended June 30, 1999, the fee amounted to $1,292,389. Officers and Trustees of the Trust who are employed by CCM receive remuneration for their services out of such investment adviser fee.

INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholders of Century Shares Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Century Shares Trust as of June 30, 1999, the related statement of operations for the six months then ended, the statements of changes in net assets for the six months then ended and for the year ended December 31, 1998, and the financial highlights for the six months ended June 30, 1999 and 1998 and for each of the years in the five-year period ending December 31, 1998. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. Our procedures included confirmation of securities owned as of June 30, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Century Shares Trust at June 30, 1999, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
July 20, 1999

TRUSTEES
Allan W. Fulkerson, Chairman
William O. Bailey
John E. Beard
William W. Dyer, Jr.
Ernest E. Monrad
Michael J. Poulos
Jerry S. Rosenbloom

INVESTMENT COMMITTEE
Allan W. Fulkerson, Chairman
William W. Dyer, Jr.
John R. Casey
Alexander L. Thorndike

INVESTMENT ADVISER
Century Capital Management, Inc.

TELEPHONE
617-482-3060
800-321-1928
800-303-1928 (Shareholder Hotline)

AVERAGE ANNUAL TOTAL RETURNS
The average annual total returns for the Trust for the indicated investment periods ended June 30, 1999, were as follows: (i) one year = -2.41%, (ii) five years = 21.33%, (iii) ten years = 16.21%. These data represent past performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

This report is submitted for the general information of the shareholders of the Trust. It is not authorized for distribution to prospective investors in the Trust unless preceded or accompanied by an effective prospectus.